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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               TELXON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                [NOT APPLICABLE]
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ............

(2) Aggregate number of securities to which transaction applies: ...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ...............................

(4) Proposed maximum aggregate value of transaction: ...........................

(5) Total fee paid: ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ....................................................

(2) Form, Schedule or Registration Statement No.: ..............................

(3) Filing Party: ..............................................................

(4) Date Filed: ................................................................

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

                                                                  DIRECTION FORM

                                    [TELXON LOGO]

                 ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 15, 1998

       INSTRUCTIONS FOR VOTING SHARES HELD BY THE CHARLES SCHWAB TRUST COMPANY
      ("SCHWAB") AS TRUSTEE UNDER THE TELXON RETIREMENT AND UNIFORM AND MATCHING
                       PROFIT SHARING PLAN (THE "401(k) PLAN")

      Pursuant to the 401(k) Plan, I hereby direct Schwab, as 401(k) Plan Trustee, to vote as provided on the reverse side hereof, in person or by proxy, at the Annual Meeting of Stockholders to be held on September 15, 1998, or any adjournment or postponement thereof, all the shares of Common Stock of Telxon Corporation credited to my Telxon Stock Fund account under the 401(k) Plan ("Plan Shares") as of the July 17, 1998 Record Date for the Annual Meeting.

      UPON THE PROPER COMPLETION AND TIMELY RETURN OF THIS DIRECTION FORM, YOUR SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS FORM IS NOT RETURNED OR IS RETURNED BUT WITHOUT DIRECTION BEING GIVEN, SCHWAB WILL VOTE YOUR PLAN SHARES IN THE SAME PROPORTION AS IT VOTES THOSE SHARES FOR WHICH IT TIMELY RECEIVES PROPER VOTING INSTRUCTIONS. DIRECTION FORMS MUST BE RECEIVED BY THE TABULATING AGENT, HARRIS TRUST AND SAVINGS BANK, NO LATER THAN 5:00 P.M. EASTERN DAYLIGHT SAVING TIME ON SEPTEMBER 9, 1998 FOR TABULATION.


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         IMPORTANT -- THIS DIRECTION FORM IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN TODAY.
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 ................................................................................

                                  DETACH FORM

      Schwab and the Tabulating Agent will keep your holdings of Plan Shares and your voting instructions on this Direction Form strictly confidential. The accompanying supplemental proxy materials have been distributed to you based on information provided by Schwab to the Tabulating Agent (and not to the Company). The above Direction Form serves the same function, and has been revised in the same manner, as the revised proxy card described in the accompanying Supplement to Proxy Statement. If you also own Company stock other than through the 401(k) Plan, you must also complete and separately return a Proxy Card for the voting of those other shares.

                            TELXON CORPORATION 401(k) PLAN

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [black oval]


          THE BOARD OF DIRECTORS RECOMMENDS            FOR   WITHHELD  FOR ALL
          A VOTE "FOR" THE BOARD'S NOMINEES            BOTH    BOTH    EXCEPT
                  ---
1. Election of Directors
   Board's Nominees: R. Bogomolny and J. Cribb         [ ]     [ ]      [ ]


-------------------------------
(Except nominee written above.)

                                         In its discretion, Schwab or its Proxy
                                         is authorized to vote upon such other
                                         business as may properly come before
                                         the meeting.

                                         Dated:                           , 1998
                                               ---------------------------

                                         Signature(s)
                                                     ---------------------------


                                         ---------------------------------------

                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                         WHEN SIGNING AS AN EXECUTOR OR IN ANY
                                         OTHER REPRESENTATIVE CAPACITY, PLEASE
                                         GIVE FULL TITLE AS SUCH.


 ................................................................................

                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
             OF THE BOARD'S DIRECTOR NOMINEES NAMED IN PROPOSAL 1.

          PLEASE SIGN, DATE AND RETURN THE ABOVE DIRECTION FORM TODAY
                   USING THE POSTAGE-PAID ENVELOPE PROVIDED.

        AS INSTRUCTED ABOVE, PLEASE MARK YOUR VOTES USING DARK INK ONLY.
                                                                   ----